 Exhibit 10.14

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

FIRST AMENDMENT, dated as of May 21, 2007 (this “Amendment”), to the Second Amended and Restated Term Loan Credit Agreement, dated as of February 20, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among (a) WHITEHALL JEWELLERS, INC. (the “Borrower”), a Delaware corporation having its principal place of business at 125 South Wacker Drive, Suite 2600, Chicago, Illinois 60606; (b) the lending institutions from time to time party hereto (collectively, the “Lenders”); and (c) PWJ LENDING LLC (“Prentice”), a Delaware limited liability company, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Agents and the Lenders.

W I T N E S S E T H

WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders have made loans to the Borrower in the aggregate principal amount of $75,000,000;

WHEREAS, the Borrower has asked the Senior Lenders (as defined below) to make an additional term loan to the Borrower in the original principal amount of $35,000,000;

WHEREAS, in connection with the issuance by LaSalle Bank National Association (the “L/C Issuer”) of the Term Loan Letter of Credit (as defined below) to the Senior Term Loan Administrative Agent, which Term Loan Letter of Credit secures the obligations of the Borrower under the Senior Term Loan Agreement (as defined below), Prentice has agreed to provide credit support to the L/C Issuer for such Term Loan Letter of Credit on behalf of the Borrower in the form of a cash collateral deposit to the L/C Issuer in the aggregate amount of $35,000,000 (the “Term Loan Letter of Credit Amount”);

WHEREAS, as a condition to Prentice providing the Term Loan Letter of Credit Amount, the Borrower has agreed to reimburse Prentice for, among other things, its deposit with the L/C Issuer of the Term Loan Letter of Credit Amount and for any draws under the Term Loan Letter of Credit pursuant to the terms of the Term Loan Letter of Credit Reimbursement Agreement (as defined below); and

WHEREAS, the Borrower, the Agents and the Lenders wish to amend certain terms and conditions of the Credit Agreement as hereafter set forth;

NOW THEREFORE, the Borrower, the Agents and the Lenders, agree as follows:

1.            Definitions. Any capitalized term used and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

2.            Amendments to Credit Agreement

(a)          New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

Senior Term Loan Lenders. The lending institutions set forth on Schedule 2.01 to the Senior Term Loan Agreement, as amended from time to time.

Senior Term Loan Administrative Agent. LaSalle Bank National Association, in its capacity as administrative agent for the Senior Term Loan Lenders under the Senior Term Loan Agreement.

Senior Term Loan Agents. LaSalle Bank National Association in its capacity as administrative agent and collateral agent under the Senior Term Loan Agreement, and Bank of America, N.A. and Wells Fargo Retail Finance, LLC, each in its capacity as co-managing agents under the Senior Term Loan Agreement.

Senior Term Loan Agreement. Term Loan and Security Agreement dated as of May 21, 2007 by and among the Borrower, the Senior Term Loan Lenders and the Senior Term Loan Agents.

Senior Term Loan Collateral Agent. LaSalle Bank National Association, in its capacity as collateral agent for the Senior Term Loan Lenders under the Senior Term Loan Agreement.

Senior Term Loan Collateral/Administrative Agent. Collectively, the Senior Term Loan Collateral Agent and the Senior Term Loan Administrative Agent.

Senior Term Loan Documents. In each case as the following terms are defined under the Senior Term Loan Agreement: the Agreement, each Term Note, and each other instrument or agreement now or hereafter executed and delivered in connection therewith, each as amended and in effect from time to time.

Term Loan Letter of Credit. The standby letter of credit issued by LaSalle Bank National Association, for the benefit of, and the original of which has been delivered to the Senior Term Loan Administrative Agent.

Term Loan Letter of Credit Reimbursement Agreement. Reimbursement Agreement dated as of May 21, 2007 between the Borrower and Prentice.

(b)          Existing Definitions. The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

Intercreditor Agreement. That certain Third Amended and Restated Intercreditor Lien and Subordination Agreement entered into by and among the Collateral Agent, on behalf of the Lenders, the Senior Term Loan Collateral/Administrative Agent, on behalf of the Senior Term Loan Agents and the Senior Term Loan Lenders, Prentice, in its individual capacity, and the Senior Collateral Agent, on behalf of the Senior Lenders, dated as of May 21, 2007, as the same may be amended, modified or restated from time to time.

(c)          Restrictions on Indebtedness. Section 9.1 of the Credit Agreement is hereby amended by adding “including, without limitation, Indebtedness to the Senior Term Loan Lenders and the Senior Term Loan Agents arising under any of the Senior Term Loan Documents, and Indebtedness to Prentice arising under the Term Loan Letter of Credit Reimbursement Agreement" after “Lenders" in clause (j).

(d)          Amendments of Senior Term Loan Documents. Article 9 is amended by adding Section 9.15 as follows:

“Amendments of Senior Term Loan Documents. The Borrower will not, and will not permit any Subsidiary to, amend, modify, alter, increase, or change any of the terms or conditions of (or permit the amendment, modification, alteration, increase or other change in any manner of) any of the Senior Loan Documents if such amendment, modification, alteration, increase or other change would:

(a)      cause the principal amount of the Obligations as defined in and under the Senior Term Loan Agreement to exceed $35,000,000; or

(b)      increase the interest rate applicable to any obligation in respect of Indebtedness under the Senior Term Loan Agreement by more than 200 basis points above the rate of interest applicable to such obligation under the Senior Term Loan Agreement (as in effect on the date hereof) (except in connection with (A) the imposition of a default rate of interest in accordance with the terms of the Senior Term Loan Documents or (B) as expressly contemplated by the definitions of the terms “Base Rate" and “LIBOR Rate", respectively, in each case as set forth in the Senior Term Loan Documents (as in effect on the date hereof))."

(e)          Events of Default. Section 13.1(f) of the Credit Agreement is hereby amended by adding “under the Senior Term Loan Agreement, under the Term Loan Letter of Credit Reimbursement Agreement," after “Senior Loan Documents".

(f)           Appointments of the Agents. Section 15.1(c)(i)(A) of the Credit Agreement is hereby amended by adding “under the Senior Term Loan Agreement and under the Term Loan Letter of Credit Reimbursement Agreement," after “Senior Loan Documents,”.

(g)          Actions Requiring or Directed by Unamious Lenders. Article 15 is amended by adding Section 15.14(i) as follows:

“Any amendment of Section 9.15.”

3.            Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)          Before and after giving effect to the Senior Term Loan Agreement, the Term Loan Letter of Credit Reimbursement Agreement, and to the application of the proceeds therefrom, the representations and warranties contained herein, in the Credit Agreement and the other Loan Documents shall be true and correct on and as of the date hereof, as though made on and as of such date, except that any such representations and warranties that expressly relate to a specific date shall be true and correct on and as of such date; and no event shall have occurred or would result from the making of the Term Loan (as defined in the Senior Term Loan Agreement) or from the application of the proceeds therefrom that would constitute an Event of Default or a Default; and

(b)          The Administrative Agent shall have received on or before the date hereof, each in form and substance satisfactory to the Administrative Agent:

(i)           counterparts of this Amendment which bear the signatures of the Borrower, the Agents and the Lenders;

(ii)          a certificate of status with respect to the Borrower, dated within 30 days of the date hereof, issued by the appropriate officer of the jurisdiction of incorporation of the Borrower, indicating that such Borrower is in good standing in such jurisdiction;

(iii)         a certificate of an authorized officer of the Borrower, dated as of the date hereof, certifying (A) that the Articles of Incorporation and Bylaws of such Borrower have not been amended or otherwise modified since the Closing Date and that the copies thereof previously delivered to the Lenders are true, correct and complete, and (B) as being true, correct and complete the copies attached to such certificate of the resolutions of the Board of Directors of the Borrower approving this Amendment, the Senior Term Loan Agreement, the Term Loan Letter of Credit Reimbursement Agreement, and the Credit Agreement and the other Loan Documents, as amended by this Amendment; and

(iv)         a certificate of a duly authorized officer of the Borrower, dated as of the date hereof, certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment, the Senior Term Loan Agreement and the Term Loan Letter of Credit Reimbursement Agreement.

4.            Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders as follows:

(a)          Authorization, Etc. The execution, delivery and performance by the Borrower of this Amendment, the Senior Term Loan Agreement, the Term Loan Letter of Credit Reimbursement Agreement, and the performance by the Borrower of the Credit Agreement and the other Loan Documents, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene the Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(b)          Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by the Borrower of this Amendment, the Senior Term Loan Agreement or the Term Loan Letter of Credit Reimbursement Agreement, or for the performance of the Credit Agreement and the other Loan Documents, as amended hereby.

(c)          Enforceability of Loan Documents. Each of this Amendment, the Senior Term Loan Agreement, the Term Loan Letter of Credit Reimbursement Agreement, the Credit Agreement and each other Loan Document to which the Borrower is a party, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

5.            Continued Effectiveness of the Credit Agreement

(a)          Ratifications. Except as otherwise expressly provided herein, (i) the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof (A) all references in the Credit Agreement to “this Agreement", “hereto", “hereof", “hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and (B) all references in the other Loan Documents to the “Credit Agreement", “thereto", “thereof", “thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agents and the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.

(b)          No Waivers. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and each Agent and each Lender expressly reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise.

(c)          Amendment as Loan Document. The Borrower confirms and agrees that this Amendment shall constitute a Loan Document under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by the Borrower under or in connection with this Amendment shall have been incorrect in any material respect when made or deemed made or if the Borrower fails to perform or comply with any covenant or agreement contained herein.

6.            Miscellaneous

(a)          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)          Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)          THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENTS AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

(e)          The Borrower will pay on demand all reasonable and documented fees and out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

(Signature page to First Amendment to Second Amended and Restated Term Loan Credit Agreement)

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Second Amended and Restated Term Loan Credit Agreement as of the date first set forth above.

BORROWER: WHITEHALL JEWELLERS, INC. By:/s/ Edward Dayoob Name: Edward Dayoob Title: CEO & President

First Amendment to Second Amended and Restated Term Loan Credit Agreement

(Signature page to First Amendment to Second Amended and Restated Term Loan Credit Agreement)

AGENTS: PWJ LENDING LLC, as Administrative Agent and as Collateral Agent By: /s/ Matthew Hoffman Name: Matthew Hoffman Title: General Counsel

First Amendment to Second Amended and Restated Term Loan Credit Agreement

(Signature page to First Amendment to Second Amended and Restated Term Loan Credit Agreement)

LENDERS: PWJ LENDING LLC, as a Lender By: /s/ Matthew Hoffman Name: Matthew Hoffman Title: General Counsel

First Amendment to Second Amended and Restated Term Loan Credit Agreement

(Signature page to First Amendment to Second Amended and Restated Term Loan Credit Agreement)

HOLTZMAN OPPORTUNITY FUND, L.P., as a Lender By: Holtzman Financial Advisors, LLC, its General Partner By: SH Independence, LLC, its Managing Member By: /s/ Seymour Holtzman Name: Title:

First Amendment to Second Amended and Restated Term Loan Credit Agreement